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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 21, 2002, included in EOG Resources, Inc.'s Current Report on Form 8-K dated February 27, 2002, and to all references to our Firm included in this registration statement.



                                                    ARTHUR ANDERSEN LLP




Houston, Texas
March 7, 2002